                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                   FORM N-CSRS

Investment Company Act file number 811-5689

                        SCUDDER MULTI-MARKET INCOME TRUST
                      ------------------------------------
               (Exact Name of Registrant as Specified in Charter)

                  222 South Riverside Plaza, Chicago, IL 60606
                  --------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's Telephone Number, including Area Code: (212) 454-7190
                                                            --------------

                                  Paul Schubert
                                 345 Park Avenue
                               New York, NY 10154
                     ---------------------------------------
                     (Name and Address of Agent for Service)

Date of fiscal year end:        11/30

Date of reporting period:       05/31/2005

ITEM 1.  REPORT TO STOCKHOLDERS

Scudder Multi-Market Income Trust

Semiannual Report to Shareholders

May 31, 2005

Contents

Click Here Performance Summary

Click Here Portfolio Management Review

Click Here Portfolio Summary

Click Here Investment Portfolio

Click Here Financial Statements

Click Here Financial Highlights

Click Here Notes to Financial Statements

Click Here Dividend Reinvestment Plan

Click Here Shareholder Meeting Results

Click Here Additional Information

Click Here Privacy Statement

Investments in funds involve risk. Yields and market value will fluctuate. Investing in emerging markets presents certain unique risks not associated with domestic investments, such as currency fluctuation, political and economic changes and market risks. Additionally, the fund invests in lower-quality and non-rated securities which present greater risk of loss of principal and interest than higher-quality securities. All of these factors may result in greater share price volatility. Shares of closed-end funds frequently trade at a discount to net asset value. The price of the fund's shares is determined by a number of factors, several of which are beyond the control of the fund. Therefore, the fund cannot predict whether its shares will trade at, below or above net asset value.

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Performance Summary May 31, 2005

Performance is historical, assumes reinvestment of all dividends and capital gains distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when sold, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please visit scudder.com for the Fund's most recent month-end performance.

Average Annual Total Returns as of 5/31/05
Scudder Multi-Market Income Trust	6-Month*	1-Year	3-Year	5-Year	10-Year
Based on Net Asset Value(a)	4.78%	22.04%	15.83%	12.29%	9.01%
Based on Market Price	19.38%	41.05%	18.22%	16.32%	10.77%
CS First Boston High Yield Index(b)	.60%	9.97%	12.14%	8.64%	7.49%
CS First Boston High Yield Index (50%), Lehman Brothers Treasury Index (25%), Citigroup Non-US World Government Bond Currency Hedged Index (15%), J.P. Morgan Emerging Markets Bond Index Plus (10%)(b)	2.45%	9.99%	10.14%	8.51%	8.20%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

* Total returns shown for periods less than one year are not annualized.

Net Asset Value and Market Price
	As of 5/31/05	As of 11/30/04
Net Asset Value	$ 9.59	$ 9.53
Market Price	$ 10.41	$ 9.08

Distribution Information
Six Months: Income Dividends as of 5/31/05	$ 0.39
May Income Dividend	$ .0650
Current Annualized Distribution Rate (based on Net Asset Value) as of 5/31/05+	8.13%
Current Annualized Distribution Rate (based on Market Price) as of 5/31/05+	7.49%

a Total investment returns reflect changes in net asset value per share during each period and assume that dividends and capital gain distributions, if any, were reinvested. These percentages are not an indication of the performance of a shareholder's investment in the Fund based on market price.

b CS First Boston High Yield Index is an unmanaged, unleveraged, trader-priced portfolio constructed to mirror the global high-yield debt market. Lehman Brothers Treasury Index is an unmanaged, unleveraged, index reflecting the performance of all public obligations and does not focus on one particular segment of the Treasury market. Citigroup Non-USD World Government Bond Currency Hedged Index is an unmanaged, unleveraged, foreign securities index representing major government bond markets other than the US. J.P. Morgan Emerging Markets Bond Index Plus is an unmanaged, unleveraged, index tracking total returns for traded external currency-denominated debt instruments in the emerging markets: Brady bonds, loans, Eurobonds and US dollar-denominated local market instruments. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

+ Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value/market price on May 31, 2005. Distribution rate simply measures the level of dividends and is not a complete measure of performance. Distribution rates are historical and will fluctuate.

Portfolio Management Review

In the following interview, Portfolio Manager Jan C. Faller discusses market conditions and investment strategy during Scudder Multi-Market Income Trust's most recent semiannual period ended May 31, 2005.

Q:  How did the fund perform over the six-month period ended May 31, 2005?

A:  For the six-month period, the fund returned 4.78% based on net asset value. The fund's total return based on its market price was 19.38%. This compares with the 0.60% return of its benchmark, the CS First Boston High Yield Index for the six-month period.1 (Past performance is no guarantee of future results. Please see page 3 for more complete performance information.)

1 CS First Boston High Yield Index is an unmanaged, unleveraged, trader-priced portfolio constructed to mirror the global high-yield debt market. Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Q:  Will you comment on the fund's price movement from a discount to a premium?

A:  Early in the reporting period, as the Federal Reserve (the Fed) made it clear it was in the midst of an extended cycle of interest rate increases, there was concern in the marketplace that use of leverage in closed end funds would become less appealing. This led to selling of shares in a number of funds which employ leverage, and we believe contributed to the discount of the fund's exchange-traded shares. More recently, however, it has become evident that the tightening has had little impact on credit markets. The improving outlook for the credit markets and the fund's increased yield evidently made the fund more attractive to buyers, shifting its price from a discount to a premium over the period.

Q:  Will you discuss the general market environment for the sectors in which the fund was invested during the period?

A:  Over the past six months, bond markets — particularly credit markets — began to show more volatility than they have for some time. Prior to this year, yields in both the emerging markets and high yield sectors had fallen steadily, benefiting holders of lower quality credits. The trend carried through the end of 2004, as investors remained comfortable with improving credit fundamentals and attractive technical factors in the credit markets. Then, in March and April of 2005, high yield began to suffer due to a combination of rich valuations, continued increases in short-term interest rates, and uncertainty about the possibility of GM and Ford falling into the high-yield indices due to downgrades. As the auto picture gained clarity in May, and the economic backdrop in the United States continued to evidence moderate, stable growth, the high-yield sector did recover somewhat, but did not regain the previous highs it had reached early in 2005. Emerging-markets debt, while trading off in sympathy with high yield, did not experience nearly the same degree of stress, and by the end of May showed much better returns than the high-yield sector. The US Treasury yield curve flattened dramatically over the past six months, with two-year yields rising more than 100 basis points, while 30-year yields fell by nearly 50 basis points; 10-year yields completely defied market expectations by ending up below 4% at the end of May.

Q:  How did the fund's allocations affect performance?

A:  Throughout the period, the fund maintained an approximate 50/50 balance between its high-yield and emerging-markets portfolio allocations. As noted above, spreads widened more significantly in the high-yield sector; that allocation therefore held back the performance of the fund in comparison with the emerging-markets allocation. Both sectors did provide attractive income for the fund, although the price return for high yield was moderately negative over the past six months. Having credit exposure diversified between corporate credit and emerging-markets debt helped insulate the fund from the more aggressive sell-off in high yield, reducing the volatility of the fund's returns relative to a total high-yield allocation.

Q:  Why did the fund's weighting in non-rated securities increase during the period?

A:  Two countries in the emerging markets - Argentina and the Dominican Republic — were undergoing debt restructurings. As a result, the bonds were not rated at period end, which led to an increase in the percentage of the fund allocated to unrated holdings.

Q:  Will you comment on developments in the emerging markets over the period?

A:  In general, emerging markets were relatively stable over the period. The beginning of the period saw the peaceful resolution of an election crisis in the Ukraine, much to the satisfaction of the international community. Importantly, during the period of uncertainty this situation had created, the debt of other emerging markets did not respond negatively — a sign of the overall health and maturity of this sector. Turkey had benefited for some time from the perception that it has made substantial progress toward eventually joining the European Economic Union. However, the outlook in this regard wavered over the period and created substantial volatility for Turkish issues, with some carryover to other emerging markets. Russia and several other emerging-markets countries continue to benefit from crude oil prices that are hovering near historic highs. While Brazil's economy eased during the first several months of 2005, the Lula administration appears committed to pursuing the sound monetary and fiscal policies that have worked thus far to avoid crisis there.

Q:  Will you comment on leverage employed by the fund over the period?

A:  During the period, we maintained the fund's use of leverage at approximately 25% of portfolio assets. In employing leverage, the fund uses a secured loan to raise money in the commercial paper market at short-term interest rates, and then invests the proceeds in longer-term securities. The increase in short-term interest rates and flattening of the yield curve over the past year made this strategy somewhat less attractive. Further, the increase in credit spreads muted any price-appreciation benefit associated with leverage in March and April. However, with credit spreads on high yield and emerging markets both at about 400 basis points, the carry associated with leverage remains attractive, and certainly benefited the income of the fund over the period. The current Federal Reserve approach of incrementally raising short-term rates has been supportive of the economy and fixed-income spread sectors, but we will, of course, continue to closely evaluate the fund's use of leverage.

Q:  Can you discuss the factors that contributed to the decrease in the fund's weighted average maturity and the fund's duration?

A:  Due to concerns about the possibility of greater volatility in both emerging markets and high-yield sectors, the maturity and duration of the fund decreased. In an attempt to reduce risk and position the emerging markets holdings more defensively, the fund held a greater position in cash, which in part contributed to the lower numbers. Also, its high yield holdings were shortened on average as we sold longer-dated bonds in favor of securities with lower duration and maturity. (These holdings should perform better in the event that the investment environment turns negative.)

Q:  What is your current assessment of the fixed-income environment?

A:  There is more reason to be concerned about inflation than there was six months ago, mainly because of continued high oil prices and the increased pricing power for businesses that has flowed from the economic recovery. Still, the underlying economic environment is stable, the Fed appears to be moving steadily toward a neutral monetary policy and US wage inflation remains under control. We therefore do not expect any of the more extreme scenarios with respect to inflation and interest rates to unfold.

Going forward, we will continue to monitor the global economy and the statements of the world's central banks. We believe that Scudder Multi-Market Income Trust remains an attractive vehicle for investors seeking a high current return.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary May 31, 2005

Portfolio Composition (Excludes Securities Lending Collateral)	5/31/05	11/30/04

Foreign Bonds — US$ Denominated	44%	45%
Corporate Bonds	37%	38%
Foreign Bonds — Non US$ Denominated	9%	11%
Cash Equivalents	7%	3%
Loan Participation	1%	1%
US Government Backed	1%	1%
Other	1%	1%
	100%	100%
Corporate and Foreign Bond Diversification (As a Percentage of Corporate and Foreign Bonds)	5/31/05	11/30/04

Emerging Market Sovereign Bonds	46%	49%
Consumer Discretionary	12%	14%
Materials	8%	8%
Industrials	8%	7%
Energy	7%	5%
Telecommunication Services	6%	7%
Financials	4%	5%
Utilities	4%	2%
Consumer Staples	2%	1%
Health Care	2%	1%
Information Technology	1%	1%
	100%	100%
Quality (Excludes Cash Equivalents and Securities Lending Collateral)	5/31/05	11/30/04

Government and Agency	1%	1%
A	1%	—
BBB	14%	16%
BB	30%	34%
B	32%	33%
Below B	9%	12%
Not rated	13%	4%
	100%	100%

Interest Rate Sensitivity	5/31/05	11/30/04

Average Maturity	9.9 years	11.5 years
Duration	5.8 years	6.8 years

Portfolio composition, corporate and foreign bond diversification, quality and interest rate sensitivity are subject to change.

The quality ratings represent the lower of Moody's Investors Services, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") credit ratings. The ratings of Moody's Investors Service, Inc. and Standard and Poor's Corporation represent their opinions as to the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality. The Fund's credit quality does not remove market risk.

For more complete details about the Fund's investment portfolio, see page 12. A quarterly Fact Sheet is available upon request. Please see the Additional Information section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of May 31, 2005 (Unaudited)

	Principal Amount ($)(c)	Value ($)

Corporate Bonds 48.4%
Consumer Discretionary 12.2%
155 East Tropicana LLC/Finance, 144A, 8.75%, 4/1/2012 (e)	180,000	174,150
Adesa, Inc., 7.625%, 6/15/2012	115,000	114,425
AMC Entertainment, Inc., 8.0%, 3/1/2014 (e)	420,000	380,100
AutoNation, Inc., 9.0%, 8/1/2008	190,000	206,625
Aztar Corp., 7.875%, 6/15/2014 (e)	500,000	526,250
Bally Total Fitness Holdings Corp., 10.5%, 7/15/2011 (e)	130,000	129,350
Cablevision Systems New York Group, 144A, 7.88%**, 4/1/2009	350,000	367,500
Caesars Entertainment, Inc.:
8.875%, 9/15/2008	170,000	187,850
9.375%, 2/15/2007	120,000	128,400
Charter Communications Holdings LLC: Step-up Coupon, 0% to 5/15/2006, 11.75% to 5/15/20	690,000	446,775
9.625%, 11/15/2009 (e)	590,000	441,025
10.25%, 9/15/2010	1,105,000	1,121,575
Cooper-Standard Automotive, Inc., 144A, 8.375%, 12/15/2014 (e)	410,000	340,300
CSC Holdings, Inc., 7.875%, 12/15/2007	555,000	579,281
Dex Media East LLC/Financial, 12.125%, 11/15/2012	1,461,000	1,749,547
Dura Operating Corp.:
Series B, 8.625%, 4/15/2012 (e)	205,000	184,500
Series B, 9.0%, 5/1/2009 EUR	65,000	51,991
Dyersburg Corp., Series B, 9.75%, 9/1/2007*	1,085,000	0
EchoStar DBS Corp., 144A, 6.625%, 10/1/2014	100,000	100,250
Friendly Ice Cream Corp., 8.375%, 6/15/2012 (e)	45,000	42,300
General Motors Corp., 8.25%, 7/15/2023 (e)	65,000	49,436
Imperial Home Decor Group, Inc., Series B, 11.0%, 3/15/2008*	150,000	0
Interep National Radio Sales, Inc., Series B, 10.0%, 7/1/2008 (e)	275,000	228,250
ITT Corp., 7.375%, 11/15/2015	410,000	450,488
Jacobs Entertainment, Inc.:
11.875%, 2/1/2009	680,000	731,000
144A, 11.875%, 2/1/2009	270,000	290,250
Levi Strauss & Co., 144A, 7.73%**, 4/1/2012 (e)	170,000	157,675
Mediacom LLC, 9.5%, 1/15/2013 (e)	510,000	506,175
MGM MIRAGE:
8.375%, 2/1/2011 (e)	685,000	739,800
9.75%, 6/1/2007	230,000	248,688
MTR Gaming Group, Inc., Series B, 9.75%, 4/1/2010	145,000	157,325
NCL Corp., 144A, 10.625%, 7/15/2014	380,000	387,600
Norcraft Holdings/Capital, Step-up Coupon, 0% to 9/1/2008, 9.75% to 9/1/2012	470,000	305,500
Paxson Communications Corp.:
Step-up Coupon, 0% to 1/15/2006, 12.25% to 1/15/2009 (e)	135,000	124,875
10.75%, 7/15/2008 (e)	140,000	137,200
Petro Stopping Centers, 9.0%, 2/15/2012	590,000	592,950
Pinnacle Entertainment, Inc., 8.75%, 10/1/2013 (e)	300,000	312,000
Premier Entertainment Biloxi LLC/Finance, 10.75%, 2/1/2012	355,000	351,450
PRIMEDIA, Inc.:
8.638%**, 5/15/2010	575,000	603,750
8.875%, 5/15/2011	515,000	540,750
Remington Arms Co., Inc., 10.5%, 2/1/2011 (e)	200,000	191,000
Renaissance Media Group LLC, 10.0%, 4/15/2008	325,000	325,406
Resorts International Hotel & Casino, Inc., 11.5%, 3/15/2009	435,000	493,725
Restaurant Co., 11.25%, 5/15/2008	414,036	414,036
Schuler Homes, Inc., 10.5%, 7/15/2011 (e)	765,000	855,729
Simmons Bedding Co.:
144A, Step-up Coupon, 0% to 12/15/2009, 10.0% to 12/15/2014	800,000	352,000
7.875%, 1/15/2014	155,000	136,400
Sinclair Broadcast Group, Inc.:
8.0%, 3/15/2012 (e)	605,000	627,687
8.75%, 12/15/2011	785,000	832,100
Sonic Automotive, Inc., Series B, 8.625%, 8/15/2013 (e)	305,000	299,281
Toys "R" Us, Inc., 7.375%, 10/15/2018	580,000	464,000
Trump Entertainment Resort, Inc., 8.5%, 6/1/2015	600,000	583,500
TRW Automotive, Inc.:
11.0%, 2/15/2013 (e)	555,000	607,725
11.75%, 2/15/2013 EUR	120,000	166,863
United Auto Group, Inc., 9.625%, 3/15/2012	495,000	519,750
Visteon Corp., 7.0%, 3/10/2014 (e)	290,000	242,150
Wheeling Island Gaming, Inc., 10.125%, 12/15/2009	155,000	164,300
Williams Scotsman, Inc., 9.875%, 6/1/2007 (e)	750,000	738,750
Wynn Las Vegas LLC, 144A, 6.625%, 12/1/2014	480,000	460,800
XM Satellite Radio, Inc.: Step-up Coupon, 0% to 12/31/2005, 14.0% to 12/31/2009	490,003	501,028
12.0%, 6/15/2010	25,000	27,938
Young Broadcasting, Inc.: 8.75%, 1/15/2014 (e)	550,000	497,750
10.0%, 3/1/2011	125,000	123,437
		23,812,711
Consumer Staples 1.8%
Agrilink Foods, Inc., 11.875%, 11/1/2008	167,000	172,845
Alliance One International, Inc.:
144A, 11.0%, 5/15/2012	495,000	503,662
144A, 12.75%, 11/15/2012	140,000	130,200
Del Laboratories, Inc., 144A, 8.0%, 2/1/2012	200,000	170,000
Duane Reade, Inc., 9.75%, 8/1/2011 (e)	215,000	165,550
GNC Corp.: 8.5%, 12/1/2010	150,000	114,375
144A, 8.625%, 1/15/2011	25,000	22,500
National Beef Packing Co., 10.5%, 8/1/2011 (e)	130,000	124,800
North Atlantic Trading Co., 9.25%, 3/1/2012 (e)	810,000	583,200
Pinnacle Foods Holding Corp., 8.25%, 12/1/2013 (e)	327,000	279,585
Rite Aid Corp., 11.25%, 7/1/2008	495,000	520,988
Swift & Co.:
10.125%, 10/1/2009	365,000	396,938
12.5%, 1/1/2010	90,000	100,800
Viskase Co., Inc., 11.5%, 6/15/2011	185,000	196,100
		3,481,543
Energy 3.3%
Belden & Blake Corp., 8.75%, 7/15/2012	455,000	411,775
Chesapeake Energy Corp.:
6.875%, 1/15/2016	105,000	109,725
9.0%, 8/15/2012	230,000	255,875
CITGO Petroleum Corp., 6.0%, 10/15/2011	485,000	475,300
Dynegy Holdings, Inc.:
6.875%, 4/1/2011 (e)	135,000	128,250
7.125%, 5/15/2018	455,000	409,500
7.625%, 10/15/2026 (e)	225,000	200,250
8.75%, 2/15/2012	60,000	62,175
144A, 9.875%, 7/15/2010	490,000	532,875
El Paso Production Holding Corp., 7.75%, 6/1/2013	505,000	523,937
Key Energy Services, Inc., 6.375%, 5/1/2013	155,000	151,900
Newpark Resources, Inc., Series B, 8.625%, 12/15/2007	530,000	527,350
NGC Corp. Capital Trust I, Series B, 8.316%, 6/1/2027	250,000	207,500
Southern Natural Gas, 8.875%, 3/15/2010	405,000	441,130
Stone Energy Corp.:
6.75%, 12/15/2014	250,000	237,500
8.25%, 12/15/2011	615,000	633,450
Whiting Petroleum Corp.:
7.25%, 5/1/2012	25,000	25,063
7.25%, 5/1/2013 (e)	40,000	39,800
Williams Companies, Inc.:
8.125%, 3/15/2012 (e)	745,000	838,125
8.75%, 3/15/2032	230,000	269,675
		6,481,155
Financials 4.4%
AAC Group Holding Corp., 144A, Step-up Coupon, 0% to 10/1/2008, 10.25% to 10/1/2012	85,000	54,400
Affinia Group, Inc., 144A, 9.0%, 11/30/2014	535,000	438,700
Alamosa Delaware, Inc., Step-up Coupon, 0% to 7/31/2005, 12.0% to 7/31/2009	227,000	247,998
AmeriCredit Corp., 9.25%, 5/1/2009 (e)	880,000	941,600
Atlantic Mutual Insurance Co., 144A, 8.15%, 2/15/2028	170,000	110,356
BF Saul Real Estate Investment Trust, 7.5%, 3/1/2014	175,000	181,125
E*TRADE Financial Corp., 8.0%, 6/15/2011	400,000	418,000
FINOVA Group, Inc., 7.5%, 11/15/2009	1,177,300	500,352
FRD Acquisition Co., Series B, 12.5%, 7/15/2004*	80,000	0
General Motors Acceptance Corp.:
4.13%**, 3/20/2007	425,000	406,385
6.125%, 8/28/2007 (e)	135,000	132,033
6.75%, 12/1/2014 (e)	205,000	173,877
6.875%, 9/15/2011	70,000	61,046
8.0%, 11/1/2031	1,550,000	1,296,609
H&E Equipment/Finance, 11.125%, 6/15/2012	345,000	376,912
Poster Financial Group, Inc., 8.75%, 12/1/2011 (e)	390,000	392,925
PXRE Capital Trust I, 8.85%, 2/1/2027	345,000	357,075
Qwest Capital Funding, Inc., 6.5%, 11/15/2018	145,000	110,925
R.H. Donnelly Finance Corp., 10.875%, 12/15/2012	295,000	341,463
RC Royalty Subordinated LLC, 7.0%, 1/1/2018	240,000	220,800
TIG Capital Holdings Trust, 144A, 8.597%, 1/15/2027	480,000	376,800
Triad Acquisition, 144A, 11.125%, 5/1/2013	250,000	248,750
UGS Corp., 144A, 10.0%, 6/1/2012	485,000	533,500
Universal City Development, 11.75%, 4/1/2010	615,000	694,950
		8,616,581
Health Care 1.5%
Cinacalcet Royalty Subordinated LLC, 8.0%, 3/30/2017	275,000	283,250
Encore Medical Corp., 9.75%, 10/1/2012	250,000	230,000
Hanger Orthopedic Group, Inc., 10.375%, 2/15/2009 (e)	175,000	163,625
HEALTHSOUTH Corp., 10.75%, 10/1/2008 (e)	520,000	536,900
InSight Health Services Corp., Series B, 9.875%, 11/1/2011	330,000	282,150
Tenet Healthcare Corp.:
6.375%, 12/1/2011	485,000	465,600
144A, 9.25%, 2/1/2015	950,000	978,500
		2,940,025
Industrials 7.4%
Aavid Thermal Technologies, Inc., 12.75%, 2/1/2007	580,000	612,625
Allied Security Escrow Corp., 11.375%, 7/15/2011	370,000	351,500
Allied Waste North America, Inc.:
Series B, 5.75%, 2/15/2011 (e)	905,000	843,912
Series B, 9.25%, 9/1/2012	403,000	433,225
Avondale Mills, Inc., 144A, 10.093%**, 7/1/2012	370,000	347,800
Bear Creek Corp., 144A, 7.873%**, 3/1/2012	195,000	189,150
Beazer Homes USA, Inc.:
8.375%, 4/15/2012	115,000	122,475
8.625%, 5/15/2011	95,000	100,463
Browning-Ferris Industries:
7.4%, 9/15/2035	490,000	414,050
9.25%, 5/1/2021	135,000	134,663
Cenveo Corp., 7.875%, 12/1/2013 (e)	375,000	355,313
Collins & Aikman Floor Cover, Series B, 9.75%, 2/15/2010	720,000	756,000
Columbus McKinnon Corp., 10.0%, 8/1/2010	265,000	283,550
Congoleum Corp., 8.625%, 8/1/2008*	280,000	270,200
Cornell Companies, Inc., 10.75%, 7/1/2012	360,000	363,600
Dana Corp., 7.0%, 3/1/2029	400,000	334,642
Erico International Corp., 8.875%, 3/1/2012	160,000	163,561
Evergreen International Aviation, Inc., 12.0%, 5/15/2010 (e)	120,000	83,400
Goodman Global Holding Co., Inc., 144A, 7.875%, 12/15/2012 (e)	540,000	486,000
HydroChem Industrial Services, Inc., 144A, 9.25%, 2/15/2013	70,000	64,400
ISP Chemco, Inc., Series B, 10.25%, 7/1/2011	680,000	732,700
Joy Global, Inc., Series B, 8.75%, 3/15/2012	130,000	145,600
K. Hovnanian Enterprises, Inc., 8.875%, 4/1/2012	265,000	282,225
Kansas City Southern:
7.5%, 6/15/2009	135,000	139,387
9.5%, 10/1/2008	840,000	916,650
Kinetek, Inc., Series D, 10.75%, 11/15/2006	665,000	605,150
Laidlaw International, Inc., 10.75%, 6/15/2011	425,000	480,781
Metaldyne Corp., 144A, 10.0%, 11/1/2013 (e)	410,000	344,400
Millennium America, Inc., 9.25%, 6/15/2008	765,000	824,288
NTK Holdings, Inc., 144A, Step-up Coupon, 0% to 9/1/2009, 10.75% to 3/1/2014 (e)	345,000	155,250
Rainbow National Services LLC, 144A, 10.375%, 9/1/2014	275,000	313,500
Securus Technologies, Inc., 144A, 11.0%, 9/1/2011	290,000	261,000
Ship Finance International Ltd., 8.5%, 12/15/2013	480,000	460,800
Technical Olympic USA, Inc.:
7.5%, 3/15/2011	195,000	183,300
10.375%, 7/1/2012	580,000	614,800
The Brickman Group Ltd., Series B, 11.75%, 12/15/2009	235,000	265,550
United Rentals North America, Inc., 7.0%, 2/15/2014 (e)	820,000	781,050
Westlake Chemical Corp., 8.75%, 7/15/2011	219,000	237,615
Xerox Capital Trust I, 8.0%, 2/1/2027	125,000	129,375
		14,583,950
Information Technology 1.5%
Activant Solutions, Inc.:
144A, 9.09%**, 4/1/2010	130,000	131,950
10.5%, 6/15/2011 (e)	350,000	367,500
Eschelon Operating Co.:
8.375%, 3/15/2010	75,000	65,625
8.376%, 3/15/2010	105,000	91,875
Lucent Technologies, Inc.:
6.45%, 3/15/2029	765,000	661,725
7.25%, 7/15/2006 (e)	130,000	132,600
Sanmina-SCI Corp.:
144A, 6.75%, 3/1/2013	1,040,000	982,800
10.375%, 1/15/2010	335,000	370,175
Viasystems, Inc., 10.5%, 1/15/2011	95,000	84,550
		2,888,800
Materials 7.2%
Aqua Chemical, Inc., 11.25%, 7/1/2008	170,000	145,350
ARCO Chemical Co., 9.8%, 2/1/2020	1,340,000	1,500,800
Associated Materials, Inc., Step-up Coupon, 0% to 3/1/2009, 11.25% to 3/1/2014	915,000	539,850
Caraustar Industries, Inc., 9.875%, 4/1/2011 (e)	825,000	785,812
Constar International, Inc., 144A, 6.643%**, 2/15/2012	175,000	165,375
Dayton Superior Corp.:
10.75%, 9/15/2008	305,000	309,575
13.0%, 6/15/2009 (e)	660,000	554,400
Edgen Acquisition Corp., 144A, 9.875%, 2/1/2011	210,000	201,600
GEO Specialty Chemicals, Inc., 11.06%, 12/31/2009	309,000	327,540
Georgia-Pacific Corp.:
8.0%, 1/15/2024 (e)	715,000	820,462
9.375%, 2/1/2013	335,000	379,388
Hercules, Inc., 6.75%, 10/15/2029*	325,000	316,875
Huntsman Advanced Materials LLC, 144A, 11.0%, 7/15/2010	435,000	495,900
Huntsman LLC, 11.625%, 10/15/2010	513,000	589,950
IMC Global, Inc.:
7.375%, 8/1/2018	125,000	125,312
10.875%, 8/1/2013	373,000	434,545
Intermet Corp., 9.75%, 6/15/2009* (e)	100,000	47,000
MMI Products, Inc., Series B, 11.25%, 4/15/2007	375,000	371,250
Neenah Corp.:
144A, 11.0%, 9/30/2010	624,000	677,040
144A, 13.0%, 9/30/2013	325,879	329,138
NewPage Corp., 144A, 9.46%**, 5/1/2012 (e)	365,000	357,700
Omnova Solutions, Inc., 11.25%, 6/1/2010	665,000	691,600
Oregon Steel Mills, Inc., 10.0%, 7/15/2009 (e)	145,000	156,600
Oxford Automotive, Inc., 144A, 12.0%, 10/15/2010* (e)	618,158	309,079
Pliant Corp.:
144A, 11.625%, 6/15/2009 (PIK)	30	32
11.125%, 9/1/2009	275,000	265,375
Portola Packaging, Inc., 8.25%, 2/1/2012 (e)	465,000	296,438
Radnor Holdings Corp., 11.0%, 3/15/2010 (e)	610,000	446,825
Rockwood Specialties Group, Inc., 144A, 7.625%, 11/15/2014 EUR	305,000	369,688
Sheffield Steel Corp., 11.375%, 8/15/2011 (e)	190,000	186,675
Texas Industries, Inc., 10.25%, 6/15/2011	345,000	391,575
TriMas Corp., 9.875%, 6/15/2012	900,000	729,000
UAP Holding Corp., Step-up Coupon, 0.0% to 1/15/2008, 10.75% to 7/15/2012	335,000	268,000
United States Steel Corp., 9.75%, 5/15/2010	430,000	469,775
United States Steel LLC, 10.75%, 8/1/2008	50,000	56,500
		14,112,024
Telecommunication Services 4.9%
AirGate PCS, Inc., 6.891%**, 10/15/2011	175,000	178,500
American Cellular Corp., Series B, 10.0%, 8/1/2011 (e)	505,000	492,375
AT&T Corp.:
7.3%, 11/15/2011	392,000	450,310
8.0%, 11/15/2031	485,000	615,950
Cincinnati Bell, Inc.:
7.25%, 7/15/2013 (e)	135,000	135,000
8.375%, 1/15/2014 (e)	1,170,000	1,158,300
144A, 8.375%, 1/15/2014	115,000	113,850
Crown Castle International Corp., 9.375%, 8/1/2011	285,000	314,569
Dobson Communications Corp., 8.875%, 10/1/2013	305,000	250,100
Insight Midwest LP, 9.75%, 10/1/2009 (e)	185,000	192,862
LCI International, Inc., 7.25%, 6/15/2007	480,000	451,200
Level 3 Financing, Inc., 144A, 10.75%, 10/15/2011 (e)	95,000	79,562
MCI, Inc., 7.735%, 5/1/2014	630,000	705,600
Nextel Communications, Inc.:
5.95%, 3/15/2014 (e)	410,000	419,225
7.375%, 8/1/2015	1,160,000	1,254,250
Nextel Partners, Inc., 8.125%, 7/1/2011	300,000	326,250
Northern Telecom Capital, 7.875%, 6/15/2026	100,000	97,500
Qwest Corp., 7.25%, 9/15/2025	480,000	432,000
Qwest Services Corp.:
144A, 13.5%, 12/15/2010	975,000	1,111,500
144A, 14.5%, 12/15/2014	160,000	189,200
Rural Cellular Corp., 9.875%, 2/1/2010 (e)	65,000	64,188
SBA Telecom, Inc., Step-up Coupon, 0% to 12/15/2007, 9.75% to 12/15/2011	120,000	105,000
Triton PCS, Inc., 8.5%, 6/1/2013 (e)	110,000	98,450
Ubiquitel Operating Co., 9.875%, 3/1/2011	120,000	129,600
US Unwired, Inc., Series B, 10.0%, 6/15/2012	245,000	268,275
Western Wireless Corp., 9.25%, 7/15/2013	60,000	68,400
		9,702,016
Utilities 4.2%
AES Corp., 144A, 8.75%, 5/15/2013	685,000	760,350
Allegheny Energy Supply Co. LLC:
144A, 8.25%, 4/15/2012 (e)	1,010,000	1,099,638
144A, 10.25%, 11/15/2007	60,000	66,900
Calpine Corp.:
8.25%, 8/15/2005 (e)	205,000	196,800
144A, 8.5%, 7/15/2010 (e)	580,000	420,500
CMS Energy Corp.:
7.5%, 1/15/2009 (e)	85,000	88,188
8.5%, 4/15/2011	475,000	516,562
9.875%, 10/15/2007	680,000	737,800
DPL, Inc., 6.875%, 9/1/2011	395,000	422,650
Mission Energy Holding Co., 13.5%, 7/15/2008	1,240,000	1,463,200
NorthWestern Corp., 144A, 5.875%, 11/1/2014	115,000	116,150
NRG Energy, Inc., 144A, 8.0%, 12/15/2013	1,060,000	1,118,300
PSE&G Energy Holdings LLC:
8.5%, 6/15/2011	420,000	449,400
10.0%, 10/1/2009	725,000	804,750
		8,261,188
Total Corporate Bonds (Cost $99,400,306)		94,879,993
Foreign Bonds — US$ Denominated 56.5%
Consumer Discretionary 1.6%
Advertising Directory Solutions, Inc., 144A, 9.25%, 11/15/2012	310,000	324,725
Jafra Cosmetics International, Inc., 10.75%, 5/15/2011	586,000	653,390
Kabel Deutschland GmbH, 144A, 10.625%, 7/1/2014	450,000	480,375
Shaw Communications, Inc., 8.25%, 4/11/2010	735,000	808,500
Telenet Group Holding NV, 144A, Step-up Coupon, 0% to 12/15/2008, 11.5% to 6/15/2014	675,000	502,875
Vitro Envases Norteamerica SA, 144A, 10.75%, 7/23/2011	55,000	53,487
Vitro SA de CV, Series A, 144A, 11.75%, 11/1/2013 (e)	440,000	375,100
		3,198,452
Consumer Staples 0.3%
Burns Philp Capital Property Ltd., 10.75%, 2/15/2011	390,000	430,950
Grupo Cosan SA, 144A, 9.0%, 11/1/2009	115,000	117,587
		548,537
Energy 5.2%
Luscar Coal Ltd., 9.75%, 10/15/2011	470,000	512,300
OAO Gazprom, 144A, 9.625%, 3/1/2013	680,000	816,000
Pemex Project Funding Master Trust:
7.375%, 12/15/2014	800,000	896,400
8.0%, 11/15/2011	1,800,000	2,047,500
144A, 9.5%, 9/15/2027	330,000	424,875
9.5%, 9/15/2027	2,800,000	3,612,000
Petroleum Geo-Services ASA, 10.0%, 11/5/2010	1,405,020	1,559,572
Secunda International Ltd., 11.141%**, 9/1/2012	305,000	288,225
		10,156,872
Financials 0.5%
Conproca SA de CV, 12.0%, 6/16/2010	235,000	289,050
Eircom Funding, 8.25%, 8/15/2013	305,000	320,250
New ASAT (Finance) Ltd., 9.25%, 2/1/2011	338,000	288,990
		898,290
Health Care 0.2%
Biovail Corp., 7.875%, 4/1/2010 (e)	495,000	498,713
Industrials 1.5%
CP Ships Ltd., 10.375%, 7/15/2012	380,000	425,600
Grupo Transportacion Ferroviaria Mexicana SA de CV:
144A, 9.375%, 5/1/2012	420,000	434,700
10.25%, 6/15/2007	845,000	904,150
12.5%, 6/15/2012 (e)	322,000	376,740
J. Ray McDermott, SA, 144A, 11.5%, 12/15/2013	275,000	299,750
LeGrand SA, 8.5%, 2/15/2025	255,000	303,450
Stena AB:
7.0%, 12/1/2016	95,000	86,925
9.625%, 12/1/2012	180,000	196,650
		3,027,965
Materials 2.2%
Alrosa Finance SA, 144A, 8.875%, 11/17/2014 (e)	235,000	254,975
Cascades, Inc.:
7.25%, 2/15/2013	490,000	477,750
144A, 7.25%, 2/15/2013	15,000	14,625
Crown Euro Holdings SA, 10.875%, 3/1/2013	270,000	311,512
ISPAT Inland ULC, 9.75%, 4/1/2014 (e)	476,000	554,540
Novelis, Inc., 144A, 7.25%, 2/15/2015	70,000	68,600
Rhodia SA, 8.875%, 6/1/2011 (e)	975,000	936,000
Sino-Forest Corp., 144A, 9.125%, 8/17/2011	15,000	16,013
Tembec Industries, Inc.:
8.5%, 2/1/2011 (e)	1,530,000	1,170,450
8.625%, 6/30/2009 (e)	650,000	526,500
		4,330,965
Emerging Market Sovereign Bonds 42.9%
Aries Vermogensverwaltung GmbH, Series C, 9.6%, 10/25/2014	3,750,000	4,820,325
Central Bank of Nigeria, Series WW, 6.25%, 11/15/2020	3,250,000	3,136,250
Dominican Republic:
Floating Rate Note Debt Conversion Bond, LIBOR plus ..8125%, 3.5%**, 8/30/2024	250,000	222,500
9.04%, 1/23/2018	1,790,000	1,790,000
144A, 9.04%, 1/23/2018	190,000	190,000
9.5%, 9/27/2011	1,590,000	1,681,425
Federative Republic of Brazil:
8.875%, 10/14/2019	285,000	297,397
9.25%, 10/22/2010	660,000	731,280
11.0%, 1/11/2012	2,280,000	2,698,380
11.0%, 8/17/2040	3,780,000	4,488,750
14.5%, 10/15/2009	3,000,000	3,907,500
Republic of Argentina, 8.28%, 12/31/2033	5,828,384	5,050,295
Republic of Bulgaria, 8.25%, 1/15/2015	3,090,000	3,866,517
Republic of Colombia, 10.75%, 1/15/2013	1,000,000	1,187,500
Republic of Indonesia, 7.25%, 4/20/2015	2,670,000	2,653,446
Republic of Panama, 9.375%, 1/16/2023	1,100,000	1,331,000
Republic of Peru, 9.875%, 2/6/2015	800,000	972,800
Republic of Philippines:
8.375%, 2/15/2011	800,000	826,000
9.375%, 1/18/2017	4,030,000	4,342,325
9.5%, 2/2/2030	1,600,000	1,638,000
9.875%, 1/15/2019	1,050,000	1,137,938
Republic of Turkey:
7.375%, 2/5/2025	2,860,000	2,774,200
11.5%, 1/23/2012	2,500,000	3,112,500
11.75%, 6/15/2010	4,600,000	5,658,000
11.875%, 1/15/2030	1,300,000	1,802,125
Republic of Uruguay:
7.25%, 2/15/2011	620,000	604,500
9.25%, 5/17/2017	2,240,000	2,324,000
Republic of Venezuela:
Floating Rate Note Debt Conversion Bond, LIBOR plus ..100, 4.15%**, 4/20/2011	400,000	358,800
Series A, Collateralized Par Bond, 6.75%, 3/31/2020	2,300,000	2,295,400
9.25%, 9/15/2027	1,800,000	1,809,900
10.75%, 9/19/2013 (e)	1,110,000	1,259,850
Russian Federation, Step-up Coupon, 5.0% to 3/31/2007, 7.5% to 3/31/2030	5,300,000	5,817,810
Russian Ministry of Finance:
Series V, 3.0%, 5/14/2008	3,200,000	2,996,480
Series VII, 3.0%, 5/14/2011	2,980,000	2,580,680
United Mexican States:
Series A, 6.625%, 3/3/2015	2,230,000	2,439,620
8.3%, 8/15/2031	200,000	247,000
Series A, 9.875%, 2/1/2010	800,000	969,200
		84,019,693
Telecommunication Services 2.1%
Alestra SA de RL de CV, 8.0%, 6/30/2010	140,000	122,850
Axtel SA:
11.0%, 12/15/2013	255,000	272,850
144A, 11.0%, 12/15/2013	50,000	53,500
Embratel, Series B, 11.0%, 12/15/2008 (e)	198,000	225,225
Esprit Telecom Group PLC:
10.875%, 6/15/2008*	200,000	0
11.5%, 12/15/2007*	550,000	0
Global Crossing UK Finance, 144A, 10.75%, 12/15/2014	340,000	300,050
Grupo Iusacell SA de CV, Series B, 10.0%, 12/29/2004*	70,000	49,000
Intelsat Bermuda Ltd., 144A, 7.805%**, 1/15/2012	210,000	213,150
Millicom International Cellular SA, 10.0%, 12/1/2013	650,000	630,500
Mobifon Holdings BV, 12.5%, 7/31/2010	620,000	750,200
Mobile Telesystems Financial, 144A, 8.375%, 10/14/2010	60,000	61,500
Nortel Networks Corp., 6.875%, 9/1/2023	125,000	113,125
Nortel Networks Ltd., 6.125%, 2/15/2006	1,235,000	1,241,175
Rogers Wireless Communications, Inc., 6.375%, 3/1/2014 (e)	10,000	9,950
		4,043,075
Total Foreign Bonds — US$ Denominated (Cost $108,886,457)		110,722,562

Foreign Bonds — Non US$ Denominated 11.2%
Consumer Discretionary 0.3%
IESY Repository GMBH, 144A, 8.75%, 2/15/2015 EUR	260,000	287,948
Victoria Acquisition III BV, 144A, 7.875%, 10/1/2014 EUR	215,000	240,757
		528,705
Industrials 0.1%
Grohe Holdings GmbH, 144A, 8.625%, 10/1/2014 EUR	195,000	231,559
Emerging Market Sovereign Bonds 10.8%
Aries Vermogensverwaltung GmbH, Series B, 7.75%, 10/25/2009 EUR	750,000	1,068,834
Government of Malaysia, 4.305%, 2/27/2009 MYR	8,800,000	2,382,732
Government of Poland, Zero Coupon, 4/12/2006 PLZ	8,400,000	2,370,896
Mexican Bonds:
Series M-20, 8.0%, 12/7/2023 MXN	29,100,000	2,233,762
Series MI-10, 8.0%, 12/19/2013 MXN	4,642,500	385,541
Series MI-10, 9.5%, 12/18/2014 MXN	1,418,000	128,728
Series M-20, 10.0%, 12/5/2024 MXN	17,600,000	1,623,630
Republic of Argentina:
5.83%, 12/31/2033 ARS	10,824,673	3,715,288
7.82%, 12/31/2033 EUR	2,061,736	2,143,822
Republic of Colombia, 12.0%, 10/22/2015 COP	2,805,000,000	1,169,164
Republic of Peru, 7.5%, 10/14/2014 EUR	900,000	1,226,550
Republic of Romania, 8.5%, 5/8/2012 EUR	1,680,000	2,687,521
		21,136,468
Total Foreign Bonds — Non US$ Denominated (Cost $21,084,757)		21,896,732
Convertible Bond 0.3%
Consumer Discretionary
DIMON, Inc., 6.25%, 3/31/2007	475,000	475,000
HIH Capital Ltd.:
144A, Series DOM, 7.5%, 9/25/2006	190,000	188,100
144A, Series EURO, 7.5%, 9/25/2006	35,000	34,650
Total Convertible Bond (Cost $663,807)		697,750

US Government Backed 0.6%
US Treasury Bond, 12.0%, 8/15/2013 (e) (Cost $1,446,406)	1,000,000	1,249,336
	Units	Value ($)

Other Investments 0.2%
Hercules, Inc., (Bond Unit)*	570,000	444,600
SpinCycle, Inc., "F" (Common Stock Unit)*	24	26
SpinCycle, Inc., (Common Stock Unit)*	3,456	3,802
Total Other Investments (Cost $463,684)		448,428
	Shares	Value ($)

Common Stocks 0.1%
Catalina Restaurant Group, Inc.*	1,474	2,358
GEO Specialty Chemicals, Inc.*	7,125	92,625
GEO Specialty Chemicals, Inc., 144A*	649	9,735
IMPSAT Fiber Networks, Inc.*	8,203	45,117
Total Common Stocks (Cost $578,571)		149,835

Warrants 0.0%
Dayton Superior Corp., 144A*	25	0
DeCrane Aircraft Holdings, Inc., 144A*	350	0
Destia Communications, Inc., 144A*	370	0
TravelCenters of America, Inc.*	85	11
Total Warrants (Cost $429)		11
	Shares	Value ($)

Preferred Stocks 0.4%
Paxson Communications Corp., 14.25% (PIK)	65	428,206
TNP Enterprises, Inc., 14.5%, "D" (PIK)	292	338,720
Total Preferred Stocks (Cost $922,081)		766,926
	Principal Amount ($)(c)	Value ($)

Loan Participation 0.8%
Citigroup Global (Severstal), 8.625%, 2/24/2009	184,000	189,465
Republic of Algeria, Floating Rate Debt Conversion Bond, LIBOR plus .8125, 4.003%**, 3/4/2010	1,410,000	1,402,950
Total Loan Participation (Cost $1,549,163)		1,592,415
	Shares	Value ($)

Securities Lending Collateral 11.9%
Scudder Daily Assets Fund Institutional, 3.07% (d) (f) (Cost $23,362,285)	23,362,285	23,362,285

Cash Equivalents 9.1%
Scudder Cash Management QP Trust, 3.04% (b) (Cost $17,813,695)	17,813,695	17,813,695
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $276,171,641) (a)	139.5	273,579,968
Other Assets and Liabilities, Net	(8.9)	(17,516,749)
Notes payable	(30.6)	(60,000,000)
Net Assets	100.0	196,063,219

* Non-income producing security. In the case of a bond, generally denotes that the issuer has defaulted on the payment of principal or interest or has filed for bankruptcy.

The following table represents bonds that are in default:

Security	Coupon	Maturity Date	Principal Amount ($)		Acquisition Cost ($)	Value ($)
Congoleum Corp.	8.625	8/1/2008	USD	280,000	278,107	270,200
Dyersburg Corp.	9.75	9/1/2007	USD	1,085,000	1,105,200	0
Esprit Telecom Group PLC:	10.875	6/15/2008	USD	200,000	198,190	0
	11.5	12/15/2007	USD	550,000	554,313	0
FRD Acquisition Co.	12.5	7/15/2004	USD	80,000	0	0
Grupo Iusacell SA de CV	10.0	12/29/2004	USD	70,000	42,994	49,000
Imperial Home Decor Group, Inc.	11.0	3/15/2008	USD	150,000	146,655	0
Intermet Corp.	9.75	6/15/2009	USD	100,000	41,000	47,000
Oxford Automotive, Inc.	12.0	10/15/2010	USD	618,158	415,667	309,079
					$ 2,782,126	$ 675,279

** Floating rate notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of US Treasury bill rate. These securities are shown at the current rate as of May 31, 2005.

(a) The cost for federal income tax purposes was $277,145,966. At May 31, 2005, net unrealized depreciation for all securities based on tax cost was $3,565,998. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $4,830,158 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $8,396,156.

(b) Scudder Cash Management QP Trust is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(c) Principal amount stated in US dollars unless otherwise noted.

(d) Scudder Daily Assets Fund Institutional, an affiliated fund, is managed by Deutsche Asset Management, Inc. The rate shown is the annualized seven-day yield at period end.

(e) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at May 31, 2005 amounted to $22,958,760, which is 11.7% of net assets.

(f) Represents collateral held in connection with securities lending.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

LIBOR: Represents the London InterBank Offered Rate.

PIK: Denotes that all or a portion of income is paid in-kind.

Currency Abbreviations
ARS	Argentine Peso	MYR	Malaysian Ringgit
COP	Colombian Peso	PLZ	Polish Zloty
EUR	Euro	USD	United States Dollar
MXN	Mexican Peso

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of May 31, 2005 (Unaudited)
Assets
Investments: Investments in securities, at value (cost $234,995,661) — including $22,958,760 of securities loaned	$ 232,403,988
Investment in Scudder Cash Management QP Trust (cost $17,813,695)	17,813,695
Investment in Scudder Daily Assets Fund Institutional (cost $23,362,285)*	23,362,285
Total investments in securities, at value (cost $276,171,641)	273,579,968
Cash	82,858
Foreign currency, at value (cost $832,972)	818,103
Receivable for investments sold	12,717,191
Interest receivable	5,995,730
Unrealized appreciation on forward foreign currency exchange contracts	632,414
Other assets	5,724
Total assets	293,831,988
Liabilities
Payable for investments purchased	13,954,399
Notes payable	60,000,000
Interest on notes payable	43,899
Dividends payable	66,909
Payable upon return of securities loaned	23,362,285
Unrealized depreciation on forward foreign currency exchange contracts	113,733
Net payable on closed forward foreign currency exchange contracts	2,141
Accrued management fee	137,037
Other accrued expenses and payables	88,366
Total liabilities	97,768,769
Net assets, at value	$ 196,063,219
Net Assets
Net assets consist of: Undistributed net investment income	1,660,523
Net unrealized appreciation (depreciation) on: Investments	(2,591,673)
Foreign currency related transactions	526,007
Accumulated net realized gain (loss)	(17,536,719)
Paid-in capital	214,005,081
Net assets, at value	$ 196,063,219
Net Asset Value
Net Asset Value per share ($196,063,219 ÷ 20,445,081 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 9.59

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended May 31, 2005 (Unaudited)
Investment Income
Income: Interest	$ 10,190,394
Interest — Scudder Cash Management QP Trust	144,558
Securities lending income, including income from Scudder Daily Assets Fund Institutional, net of borrower rebates	48,532
Dividends	55,661
Total Income	10,439,145
Expenses: Management fee	832,308
Services to shareholders	20,916
Custodian fees	35,917
Auditing	24,388
Legal	8,829
Trustees' fees and expenses	11,563
Reports to shareholders	69,012
Interest expense	859,380
Stock exchange listing fees	13,740
Other	33,910
Total expenses, before expense reductions	1,909,963
Expense reductions	(4,018)
Total expenses, after expense reductions	1,905,945
Net investment income	8,533,200
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	12,162,380
Foreign currency related transactions	(851,985)
11,310,395
Net unrealized appreciation (depreciation) during the period on: Investments	(12,179,212)
Foreign currency related transactions	1,586,057
(10,593,155)
Net gain (loss) on investment transactions	717,240
Net increase (decrease) in net assets resulting from operations	$ 9,250,440

The accompanying notes are an integral part of the financial statements.

Statement of Cash Flows for the six months ended May 31, 2005 (Unaudited)
Cash Flows from Operating Activities:
Investment income received	$ 10,705,572
Payment of operating expenses	(1,508,355)
Payment of interest expense	(823,840)
Proceeds from sales and maturities of investments	230,151,316
Purchases of investments	(221,810,447)
Net purchases, sales and maturities of short-term investments	(34,223,940)
Proceeds received for collateral on securities loaned	23,362,285
Cash provided (used) by operating activities	$ 5,852,591
Cash Flows from Financing Activities:
Distributions paid (net of reinvestment of distributions)	$ (7,778,761)
Cash provided (used) by financing activities	(7,778,761)
Increase (decrease) in cash	(1,926,170)
Cash at beginning of period*	2,827,131
Cash at end of period*	$ 900,961
Reconciliation of Net Increase (Decrease) in Net Assets Resulting from Operations to Cash Provided (Used) by Operating Activities:
Net increase (decrease) in net assets resulting from operations	$ 9,250,440
Net (increase) decrease in cost of investments	(8,199,676)
Net (increase) decrease in unrealized appreciation (depreciation) on investments	12,179,212
(Increase) decrease in interest receivable	69,383
(Increase) decrease in other assets	64,877
(Increase) decrease in receivable for investments sold	(11,951,072)
Increase (decrease) in payable for investments purchased	10,454,882
(Increase) decrease in appreciation (depreciation) on forward foreign currency exchange contracts	(1,689,836)
Increase (decrease) in other accrued expenses and payables	(77,374)
Increase (decrease) in interest on notes payable	(278,275)
Increase (decrease) in payable upon return of securities loaned	(3,969,970)
Cash provided (used) by operating activities	$ 5,852,591
Non-Cash Financing Activities:
Reinvestment of distributions	$ 124,130

* Includes foreign currency

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended May 31, 2005 (Unaudited)	Year Ended November 30, 2004
Operations: Net investment income	$ 8,533,200	$ 15,863,845
Net realized gain (loss) on investment transactions	11,310,395	5,737,265
Net unrealized appreciation (depreciation) during the period on investment transactions	(10,593,155)	9,089,428
Net increase (decrease) in net assets resulting from operations	9,250,440	30,690,538
Distributions to shareholders from: Net investment income	(7,969,800)	(15,222,025)
Fund share transactions: Reinvestment of distributions	124,130	—
Net increase (decrease) in net assets from Fund share transactions	124,130	—
Increase (decrease) in net assets	1,404,770	15,468,513
Net assets at beginning of period	194,658,449	179,189,936
Net assets at end of period (including undistributed net investment income of $1,660,523 and $1,097,123, respectively)	$ 196,063,219	$ 194,658,449
Other Information
Shares outstanding at beginning of period	20,432,247	20,432,247
Shares issued to shareholders in reinvestment of distributions	12,834	—
Shares outstanding at end of period	20,445,081	20,432,247

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Years Ended November 30,	2005[a]	2004	2003	2002[b]	2001	2000
Selected Per Share Data
Net asset value, beginning of period	$ 9.53	$ 8.77	$ 7.52	$ 8.04	$ 8.27	$ 9.72
Income (loss) from investment operations:
Net investment income[c]	.42	.78	.73	.81	.89	1.01
Net realized and unrealized gain (loss) on investment transactions	.03	.73	1.28	(.49)	(.05)	(1.43)
Total from investment operations	.45	1.51	2.01	.32	.84	(.42)
Less distributions from: Net investment income	(.39)	(.75)	(.76)	(.80)	(1.07)	(1.03)
Tax return of capital	—	—	—	(.04)	—	—
Total distributions	(.39)	(.75)	(.76)	(.84)	(1.07)	(1.03)
Net asset value, end of period	$ 9.59	$ 9.53	$ 8.77	$ 7.52	$ 8.04	$ 8.27
Market value, end of period	$ 10.41	$ 9.08	$ 8.57	$ 7.33	$ 8.52	$ 8.06
Total Return
Based on net asset value (%)[d]	4.78**	18.48	28.12	4.17	10.21	(3.86)
Based on market value (%)[d]	19.38**	15.52	28.44	(4.18)	19.80	9.60
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	196	195	179	153	163	166
Ratio of expenses (%)	1.92*	1.60	1.52	1.66	2.08	2.20
Ratio of expenses excluding interest expense (%)	1.04*	1.05	1.03	1.09	1.04	1.03
Ratio of net investment income (%)	8.74*	8.59	8.93	10.45	10.80	10.90
Portfolio turnover rate (%)	191*	187	224	117	31	26
Total debt outstanding end of period ($ thousands)	60,000	60,000	50,500	38,000	30,000	30,000
Asset coverage per $1,000 of debt[e]	4,268	4,244	4,548	5,029	6,427	6,541

[a] For the six months ended May 31, 2005 (Unaudited).

[b] As required, effective December 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended November 30, 2002 was to decrease net investment income per share by $.01, increase net realized and unrealized gain (loss) per share by $.01, and decrease the ratio of net investment income to average net assets from 10.66% to 10.45%. Per share data and ratios for periods prior to December 1, 2001 have not been restated to reflect this change in presentation.

[c] Based on average shares outstanding during the period.

[d] Total return based on net asset value reflects changes in the Fund's net asset value during the period. Total return based on market value reflects changes in market value. Each figure includes reinvestments of dividends. These figures will differ depending upon the level of any discount from or premium to net asset value at which the Fund's shares trade during the period.

[e] Asset coverage equals the total net assets plus borrowings of the Fund divided by the borrowings outstanding at period end.

* Annualized

** Not annualized

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

Scudder Multi-Market Income Trust (the ``Fund'') is registered under the Investment Company Act of 1940, as amended (the ``1940 Act''), as a closed-end, diversified management investment company organized as a Massachusetts business trust.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Debt securities are valued by independent pricing services approved by the Trustees of the Fund. If the pricing services are unable to provide valuations, the securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from a broker-dealer. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Scudder Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

Securities Lending. The Fund may lend securities to financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of liquid, unencumbered assets having a value at least equal to the value of the securities loaned. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of fees paid to lending agent. Either the Fund or the borrower may terminate the loan. The Fund is subject to all investment risks associated with the value of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. The Fund may enter into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings and to facilitate transactions in foreign currency denominated securities.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. Sales and purchases of forward currency contracts having the same settlement date and broker are offset and any gain (loss) is realized on the date of offset; otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of a forward currency contract to buy and a forward currency contract to sell are included in net realized and unrealized gain (loss) from foreign currency related transactions.

Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

Loan Participations/Assignments. The Fund may invest in US dollar-denominated fixed and floating rate loans ("Loans") arranged through private negotiations between a foreign sovereign entity and one or more financial institutions ("Lenders"). The Fund invests in such Loans in the form of participations in Loans ("Participations") or assignments of all or a portion of loans from third parties ("Assignments"). Participations typically result in the Fund having a contractual relationship only with the Lender, not with the sovereign borrower. The Fund has the right to receive payments of principal, interest and any fees to which it is entitled from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the borrower, and the Fund will not benefit directly from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund assumes the credit risk of both the borrower and the Lender that is selling the Participation.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At November 30, 2004, the Fund had a net tax basis capital loss carryforward of approximately $28,000,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until November 30, 2009 ($11,800,000) and November 30, 2010 ($16,200,000), the respective expiration dates, whichever occurs first.

Distribution of Income and Gains. Net investment income of the Fund is declared and distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss and premium amortization on debt securities. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions, will be determined at the end of the current fiscal year.

Statement of Cash Flows. Information on financial transactions which have been settled through the receipt and disbursement of cash is presented in the Statement of Cash Flows. The cash amount shown in the Statement of Cash Flows represents the cash position in the Fund's custodian bank at May 31, 2005. Significant non-cash activity from market discount accretion and premium amortization has been excluded from the Statement of Cash Flows.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and discounts are amortized/accreted for financial reporting purposes, with the exception of securities in default of principal.

B. Purchases and Sales of Securities

During the six months ended May 31, 2005, purchases and sales of investment securities (excluding short-term investments and US Treasury obligations) aggregated $198,438,505 and $208,743,376, respectively. Purchases and sales of US Treasury obligations aggregated $33,858,523 and $34,567,557, respectively.

C. Related Parties

Management Agreement. Under the Management Agreement with Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The Fund pays a monthly investment management fee of 1/12 of the annual rate of 0.85% of the Fund's average weekly net assets. Deutsche Asset Management Investment Services Limited ("DeAMIS"), an affiliate of the Advisor, serves as sub-advisor to the Fund with respect to a portion of the Fund's portfolio that is allocated to it by the Advisor for management. The Advisor compensates DeAMIS out of the management fee it receives from the Fund.

Service Provider Fees. Scudder Investments Service Company (``SISC''), an affiliate of the Advisor, is the transfer, dividend-paying and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between SISC and DST Systems, Inc. ("DST"), SISC has delegated certain transfer agent and dividend paying agent functions to DST. SISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the six months ended May 31, 2005, the amount charged to the Fund by SISC aggregated $12,963, of which $899 is unpaid at May 31, 2005.

Typesetting and Filing Fees. Under an agreement with Deutsche Investment Management Americas Inc. ("DeIM"), an indirect, wholly owned subsidiary of Deutsche Bank AG, DeIM is compensated for providing typesetting and regulatory filing services to the Fund. For the six months ended May 31, 2005, the amount charged to the Fund by DeIM included in the reports to shareholders aggregated $8,640, of which $4,320 is unpaid at May 31, 2005.

Trustees' Fees and Expenses. The Fund pays each Trustee not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

Scudder Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Scudder Cash Management QP Trust (the ``QP Trust''), and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust.

Insurance Brokerage Commissions. The Fund paid insurance premiums to an unaffiliated insurance broker in 2002 and 2003. This broker in turn paid a portion of its commissions to an affiliate of the Advisor, which performed certain insurance brokerage services for the broker. The Advisor has reimbursed the Fund for the portion of commissions (plus interest) paid to the affiliate of the Advisor attributable to the premiums paid by the Fund. The amounts for 2002 and 2003 were $54 and $56, respectively.

D. Investing in High Yield Securities

Investing in high yield securities may involve greater risks and considerations not typically associated with investing in US Government bonds and other high quality fixed-income securities. These securities are non-investment grade securities, often referred to as "junk bonds." Economic downturns may disrupt the high yield market and impair the ability of issuers to repay principal and interest. Also, an increase in interest rates would likely have an adverse impact on the value of such obligations. Moreover, high yield securities may be less liquid to the extent that there is no established retail secondary market and because of a decline in the value of such securities.

E. Investing in Emerging Markets

Investing in emerging markets may involve special risks and considerations not typically associated with investing in the United States of America. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and future adverse political, social and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls and delayed settlements and may have prices more volatile than those of comparable securities in the United States of America.

F. Expense Reductions

For the six months ended May 31, 2005, the Advisor agreed to reimburse the Fund $1,509, which represents a portion of the fee savings expected to be realized by the Advisor related to the outsourcing by the Advisor of certain administrative services to an unaffiliated service provider.

In addition, the Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the six months ended May 31, 2005, the Fund's custodian fees were reduced by $2,509 for custody credits earned.

G. Forward Foreign Currency Exchange Contracts

As of May 31, 2005, the Fund had the following open forward foreign currency exchange contracts:

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation (US$)
EUR	5,885,000	USD	7,733,596	7/28/2005	$ 479,052
EUR	992,000	USD	1,303,607	7/28/2005	80,751
EUR	275,000	USD	355,850	7/28/2005	16,853
USD	700,000	MXN	7,739,900	7/28/2005	3,543
EUR	29,010	USD	39,114	9/9/2005	3,293
EUR	105,795	USD	137,734	9/9/2005	7,102
EUR	133,390	USD	172,691	9/27/2005	7,857
EUR	1,210,048	USD	1,532,641	11/18/2005	33,963
Total unrealized appreciation					$ 632,414
Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Depreciation (US$)
USD	356,902	EUR	275,000	7/28/2005	$ (17,904)
USD	970,000	EUR	768,335	7/28/2005	(22,860)
MXN	23,600,740	USD	2,102,048	7/28/2005	(43,216)
MXN	14,461,020	USD	1,288,000	7/28/2005	(26,480)
MXN	5,552,456	USD	492,470	11/10/2005	(3,273)
Total unrealized depreciation					$ (113,733)
Currency Abbreviations
EUR	Euro
MXN	Mexican Peso
USD	United States Dollar

H. Borrowings

The notes payable represents a secured loan of $60,000,000 from Barton Capital LLC at May 31, 2005. The note bears interest at the commercial paper rate plus dealer fees (3.07% at May 31, 2005) which is payable at maturity. A commitment fee is charged to the Fund and is included with interest expense on the Statement of Operations. An arrangement fee incurred by the Fund in connection with its loan was deferred and is being amortized on a straight-line basis over a three year period. The loan amounts and rates are reset periodically under a credit facility obtained by the Fund in an amount not to exceed $60,000,000 at any one time and which is renewable annually until June 27, 2005. Effective June 24, 2005, the size of the revolving credit agreement was increased to an amount not to exceed $75,000,000 and which is renewable annually until June 24, 2010.

The weighted average outstanding daily balance of all loans (based on the number of days the loans were outstanding) during the six months ended May 31, 2005 was $60,000,000 with a weighted average interest rate of 2.43%.

I. Regulatory Matters and Litigation

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including Scudder Investments. It is not possible to determine what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the Scudder funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain Scudder funds, the funds' investment advisors and their affiliates, certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each Scudder fund's investment advisor has agreed to indemnify the applicable Scudder funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. Based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a Scudder fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the Scudder funds.

In connection with litigation or regulatory action related to possible improper market timing or other improper trading activity or possible improper marketing and sales activity in the Fund, the Fund's investment advisor has agreed, subject to applicable law and regulation, to indemnify and hold harmless the applicable Funds against any and all loss, damage, liability and expense, arising from market timing or marketing and sales matters alleged in any enforcement actions brought by governmental authorities involving or potentially affecting the Fund or the investment advisor ("Enforcement Actions") or that are the basis for private actions brought by shareholders of the Fund against the Fund, their directors and officers, the Fund's investment advisor and/or certain other parties ("Private Litigation"), or any proceedings or actions that may be threatened or commenced in the future by any person (including governmental authorities), arising from or similar to the matters alleged in the Enforcement Actions or Private Litigation. In recognition of its undertaking to indemnify the applicable Funds and in light of the rebuttable presumption generally afforded to independent directors/trustees of investment companies that they have not engaged in disabling conduct, the Fund's investment advisor has also agreed, subject to applicable law and regulation, to indemnify the applicable Funds' Independent Trustees against certain liabilities the Independent Trustees may incur from the matters alleged in any Enforcement Actions or Private Litigation or arising from or similar to the matters alleged in the Enforcement Actions or Private Litigation, and advance expenses that may be incurred by the Independent Trustees in connection with any Enforcement Actions or Private Litigation. The applicable investment advisor is not, however, required to provide indemnification and advancement of expenses: (1) with respect to any proceeding or action with respect to which the applicable Fund's Board determines that the Independent Trustee ultimately would not be entitled to indemnification or (2) for any liability of the Independent Trustee to the Fund or their shareholders to which the Independent Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the Independent Trustee's duties as a director or trustee of the Fund as determined in a final adjudication in such action or proceeding. The estimated amount of any expenses that may be advanced to the Independent Trustees or indemnity that may be payable under the indemnity agreements is currently unknown. These agreements by the Fund's investment advisor will survive the termination of the investment management agreements between the applicable investment advisor and the Fund.

Dividend Reinvestment Plan

A. Participation

We invite you to review the description of the Dividend Reinvestment Plan (the ``Plan'') which is available to you as a shareholder of Scudder Multi-Market Income Trust (the ``Fund''). If you wish to participate and your shares are held in your own name, simply contact Scudder Investments Service Company, whose address and phone number are provided in Paragraph E, for the appropriate form. If your shares are held in the name of a brokerage firm, bank, or other nominee, you must instruct that nominee to re-register your shares in your name so that you may participate in the Plan, unless your nominee has made the Plan available on shares held by them. Shareholders who so elect will be deemed to have appointed UMB Bank, N.A. ("United Missouri Bank" or "UMB") as their agent and as agent for the Fund under the Plan.

B. Dividend Investment Account

The Fund's transfer agent and dividend disbursing agent or its delegate (the ``Transfer Agent'') will establish a Dividend Investment Account (the ``Account'') for each shareholder participating in the Plan. The Transfer Agent will credit to the Account of each participant funds it receives from the following sources: (a) cash dividends and capital gains distributions paid on shares of beneficial interest (the ``Shares'') of the Fund registered in the participant's name on the books of the Fund; and (b) cash dividends and capital gains distributions paid on Shares registered in the name of the Transfer Agent but credited to the participant's Account. Sources described in clauses (a) and (b) of the preceding sentence are hereinafter called ``Distributions.''

C. Investment of Distribution Funds Held in Each Account

If on the record date for a Distribution (the ``Record Date''), Shares are trading at a discount from net asset value per Share (according to the evaluation most recently made on Shares of the Fund), funds credited to a participant's Account will be used to purchase Shares (the ``Purchase''). UMB will attempt, commencing five days prior to the Payment Date and ending at the close of business on the Payment Date (``Payment Date'' as used herein shall mean the last business day of the month in which such Record Date occurs), to acquire Shares in the open market. If and to the extent that UMB is unable to acquire sufficient Shares to satisfy the Distribution by the close of business on the Payment Date, the Fund will issue to UMB Shares valued at net asset value per Share (according to the evaluation most recently made on Shares of the Fund) in the aggregate amount of the remaining value of the Distribution. If, on the Record Date, Shares are trading at a premium over net asset value per Share, the Fund will issue on the Payment Date, Shares valued at net asset value per Share on the Record Date to the Transfer Agent in the aggregate amount of the funds credited to the participants' accounts.

D. Voluntary Cash Contributions

A participant may from time to time make voluntary cash contributions to his Account by sending to Transfer Agent a check or money order, payable to Transfer Agent, in a minimum amount of $100 with appropriate accompanying instructions. (No more than $500 may be contributed per month.) Transfer Agent will inform UMB of the total funds available for the purchase of Shares and UMB will use the funds to purchase additional Shares for the participant's Account the earlier of: (a) when it next purchases Shares as a result of a Distribution or (b) on or shortly after the first day of each month and in no event more than 30 days after such date except when temporary curtailment or suspension of purchases is necessary to comply with applicable provisions of federal securities laws. Cash contributions received more than fifteen calendar days or less than five calendar days prior to a Payment Date will be returned uninvested. Interest will not be paid on any uninvested cash contributions. Participants making voluntary cash investments will be charged a $.75 service fee for each such investment and will be responsible for their pro rata share of brokerage commissions.

E. Additional Information

Address all notices, correspondence, questions, or other communication regarding the Plan, or if you would like a copy of the Plan, to:

Scudder Investments Service Company
P.O. Box 219066
Kansas City, Missouri 64121-9066
1-800-294-4366

F. Adjustment of Purchase Price

The Fund will increase the price at which Shares may be issued under the Plan to 95% of the fair market value of the shares on the Record Date if the net asset value per Share of the Shares on the Record Date is less than 95% of the fair market value of the Shares on the Record Date.

G. Determination of Purchase Price

The cost of Shares and fractional Shares acquired for each participant's Account in connection with a Purchase shall be determined by the average cost per Share, including brokerage commissions as described in Paragraph H hereof, of the Shares acquired by UMB in connection with that Purchase. Shareholders will receive a confirmation showing the average cost and number of Shares acquired as soon as practicable after the Transfer Agent has received or UMB has purchased Shares. The Transfer Agent may mingle the cash in a participant's account with similar funds of other participants of the Fund for whom UMB acts as agent under the Plan.

H. Brokerage Charges

There will be no brokerage charges with respect to Shares issued directly by the Fund as a result of Distributions. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to UMB's open market purchases in connection with the reinvestment of Distributions. Brokerage charges for purchasing small amounts of Shares for individual Accounts through the Plan can be expected to be less than the usual brokerage charges for such transactions, as UMB will be purchasing Shares for all participants in blocks and prorating the lower commission thus attainable.

I. Service Charges

There is no service charge by the Transfer Agent or UMB to shareholders who participate in the Plan other than service charges specified in Paragraphs D and M hereof. However, the Fund reserves the right to amend the Plan in the future to include a service charge.

J. Transfer of Shares Held by Agent

The Transfer Agent will maintain the participant's Account, hold the additional Shares acquired through the Plan in safekeeping and furnish the participant with written confirmation of all transactions in the Account. Shares in the Account are transferable upon proper written instructions to the Transfer Agent. Upon request to the Transfer Agent, a certificate for any or all full Shares in a participant's Account will be sent to the participant.

K. Shares Not Held in Shareholder's Name

Beneficial owners of Shares which are held in the name of a broker or nominee will not be automatically included in the Plan and will receive all distributions in cash. Such shareholders should contact the broker or nominee in whose name their Shares are held to determine whether and how they may participate in the Plan.

L. Amendments

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan, including provisions with respect to any Distribution paid, subsequent to notice thereof sent to participants in the Plan at least ninety days before the record date for such Distribution, except when such amendment is necessary or appropriate to comply with applicable law or the rules or policies of the Securities and Exchange Commission or any other regulatory authority, in which case such amendment shall be effective as soon as practicable. The amendment shall be deemed to be accepted by each participant unless, prior to the effective date thereof, the Transfer Agent receives notice of the termination of such participant's account under the Plan in accordance with the terms hereof. The Plan may be terminated by the Fund.

M. Withdrawal from Plan

Shareholders may withdraw from the Plan at any time by giving the Transfer Agent a written notice. If the proceeds are $100,000 or less and the proceeds are to be payable to the shareholder of record and mailed to the address of record, a signature guarantee normally will not be required for notices by individual account owners (including joint account owners), otherwise a signature guarantee will be required. In addition, if the certificate is to be sent to anyone other than the registered owner(s) at the address of record, a signature guarantee will be required on the notice. A notice of withdrawal will be effective for the next Distribution following receipt of the notice by the Transfer Agent provided the notice is received by the Transfer Agent at least ten days prior to the Record Date for the Distribution. When a participant withdraws from the Plan, or when the Plan is terminated in accordance with Paragraph L hereof, the participant will receive a certificate for full Shares in the Account, plus a check for any fractional Shares based on market price; or if a Participant so desires, the Transfer Agent will notify UMB to sell his Shares in the Plan and send the proceeds to the participant, less brokerage commissions and a $2.50 service fee.

N. Tax Implications

Shareholders will receive tax information annually for personal records and to assist in preparation of their Federal income tax returns. If Shares are purchased at a discount, the amount of the discount is considered taxable income and is added to the cost basis of the purchased shares.

Shareholder Meeting Results

The Annual Meeting of Shareholders of Scudder Multi-Market Income Trust (the "fund") was held on May 25, 2005. The following matters were voted upon by the shareholders of said fund (the resulting votes are presented below):

1. To elect nine individuals to constitute the Board of Trustees of the fund.

	Number of Votes:
	For	Withheld
John W. Ballantine	18,063,113	192,653
Donald L. Dunaway	18,056,932	198,834
James R. Edgar	18,056,652	199,114
Paul K. Freeman	18,071,529	184,237
Robert B. Hoffman	18,053,452	202,314
William McClayton	18,070,657	185,109
Shirley D. Peterson	18,065,463	190,303
William N. Shiebler	18,066,755	189,011
Robert H. Wadsworth	18,078,013	177,753

2. To ratify the selection of Ernst & Young LLP as the Independent Registered Public Accounting Firm for the fund.

Number of Votes:
For	Against	Abstain
18,068,819	67,639	119,308
Additional Information

Changes in Trustees and Officers

Lewis A. Burnham and John G. Weithers retired from the Board of Trustees effective May 25, 2005 in connection with the fund's Annual Meeting of Shareholders.

On May 11, 2005, the Board of Trustees appointed Scott M. McHugh as Assistant Treasurer of the fund. Kevin Gay and Salvatore Schiavone resigned as Assistant Treasurers of the fund in connection with their resignation as Vice President and Director, respectively, of Deutsche Asset Management.

Additional Information (continued)

Automated Information Lines	Scudder Closed-End Fund Info Line (800) 349-4281
Web Sites	www.scudder.com or visit our Direct Link: www.cef.scudder.com Obtain monthly fact sheets, financial reports, press releases and webcasts when available.
Written Correspondence	Deutsche Investment Management Americas Inc. 222 South Riverside Chicago, IL 60606
Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — scudder.com (type "proxy voting" in the search field) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Legal Counsel	Vedder, Price, Kaufman & Kammholz, P.C. 222 North LaSalle Street Chicago, IL 60601
Dividend Reinvestment Plan Agent	UMB Bank P.O. Box 410064 Kansas City, MO 64141-0064
Shareholder Service Agent	Scudder Investments Service Company P.O. Box 219066 Kansas City, MO 64121-9066 (800) 294-4366
Custodian and Transfer Agent	State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110
Independent Registered Public Accounting Firm	Ernst & Young LLP 200 Clarendon Street Boston, MA 02116
NYSE Symbol	KMM
CUSIP Number	81118Q101
Privacy Statement

This privacy statement is issued by Deutsche Investment Management Americas Inc., Deutsche Asset Management, Inc., Scudder Distributors, Inc., Scudder Investor Services, Inc., Scudder Trust Company and the Scudder Funds.

We never sell customer lists or individual client information. We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal and state standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our websites, and through transactions with us or our affiliates. Examples of the nonpublic personal information collected are name, address, Social Security number and transaction and balance information. To be able to serve our clients, certain of this client information is shared with affiliated and nonaffiliated third party service providers such as transfer agents, custodians, and broker-dealers to assist us in processing transactions and servicing your account with us. In addition, we may disclose all of the information we collect to companies that perform marketing services on our behalf or to other financial institutions with which we have joint marketing agreements. The organizations described above that receive client information may only use it for the purpose designated by the Scudder Companies listed above.

We may also disclose nonpublic personal information about you to other parties as required or permitted by law. For example, we are required or we may provide information to government entities or regulatory bodies in response to requests for information or subpoenas, to private litigants in certain circumstances, to law enforcement authorities, or any time we believe it necessary to protect the firm.

Questions on this policy may be sent to:

Scudder Investments
Attention: Correspondence — Chicago
P.O. Box 219415
Kansas City, MO 64121-9415

September 2004

ITEM 2.         CODE OF ETHICS.

                Not applicable.

ITEM 3.         AUDIT COMMITTEE FINANCIAL EXPERT.

                Not applicable.

ITEM 4.         PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                Not applicable.

ITEM 5.         AUDIT COMMITTEE OF LISTED REGISTRANTS

                Not Applicable

ITEM 6.         SCHEDULE OF INVESTMENTS

                Not Applicable

ITEM 7.         DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
                CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                Not applicable.

ITEM 8.         PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                Not applicable.

ITEM 9.         PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
                INVESTMENT COMPANY AND AFFILIATED PURCHASERS

         Period                  Total Number of Shares   Average Price Paid
                                      Purchased               Per Share
December 1- December 31, 2004            N/A                     N/A
January 1- January 31, 2005              N/A                     N/A
February 1-February 28, 2005             N/A                     N/A
March 1- March 31, 2005                  N/A                     N/A
April 1- April 30, 2005                  N/A                     N/A
May 1- May 31, 2005                      N/A                     N/A

                                  Purchased as Part of    Shares they May Yet be
         Period                  Publicly Announced       Purchased under the
                                 Plans or Programs        Plans or Programs
December 1- December 31, 2004            N/A                    N/A
January 1- January 31, 2005              N/A                    N/A
February 1-February 28, 2005             N/A                    N/A
March 1- March 31, 2005                  N/A                    N/A
April 1- April 30, 2005                  N/A                    N/A
May 1- May 31, 2005                      N/A                    N/A

ITEM 10.        SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Procedures and Guidelines. Shareholders
may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to the Fund's Secretary for the attention of the
Chairman of the Nominating and Governance Committee, Two International Place,
Boston, MA 02110. Suggestions for candidates must include a resume of the candidate.

ITEM 11.        CONTROLS AND PROCEDURES.

(a) The Chief Executive and Financial Officers concluded that the Registrant's
Disclosure Controls and Procedures are effective based on the evaluation of the
Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) There have been no changes in the registrant's internal control over financial reporting that occurred during the registrant's last half-year (the registrant's second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal controls over financial reporting.

ITEM 12.        EXHIBITS.

(a)(1)   Certification  pursuant to Rule 30a-2(a) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(a))  is filed  and  attached  hereto  as
         Exhibit 99.CERT.

(b)      Certification  pursuant to Rule 30a-2(b) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(b))  is furnished and attached hereto as
         Exhibit 99.906CERT.

Form N-CSR Item F

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:                         Scudder Multi-Market Income Trust

By:                                 /s/Julian Sluyters
                                    ------------------
                                    Julian Sluyters
                                    Chief Executive Officer

Date:                               August 2, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:                         Scudder Multi-Market Income Trust

By:                                 /s/Julian Sluyters
                                    ------------------
                                    Julian Sluyters
                                    Chief Executive Officer

Date:                               August 2, 2005

By:                                 /s/Paul Schubert
                                    ----------------
                                    Paul Schubert
                                    Chief Financial Officer

Date:                               August 2, 2005